EXHIBIT 32.1


CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Metro One Development, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the year ended July 31, 2008
(the "Form 10-KSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 16, 2008



By: /s/ Stuart Turk
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        Stuart Turk
        President and
        Chief Executive Officer


Date: December 16, 2008



By: /s/ Evan Schwartzberg
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        Evan Schwartzberg
        Chief Financial Officer,
        Principal Accounting Officer